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EXHIBIT 25.1
FORM T-1 STATEMENT OF ELIGIBILITY

                                      SECURITIES ACT OF 1933 FILE NO. 333-
                                      (IF APPLICATION TO DETERMINE ELIGIBILITY
                                      OF TRUSTEE
                                      FOR DELAYED OFFERING PURSUANT TO SECTION
                                      305 (B) (2))
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM T-1

         STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939
                 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

   CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO
                         SECTION 305(B)(2) ____________
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                            THE CHASE MANHATTAN BANK
                             (NATIONAL ASSOCIATION)
              (Exact name of trustee as specified in its charter)

                                   13-2633612
                    (I.R.S. Employer Identification Number)

                  1 CHASE MANHATTAN PLAZA, NEW YORK, NEW YORK
                    (Address of principal executive offices)

                                     10081
                                   (Zip Code)
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                          THE ST. PAUL COMPANIES, INC.
              (Exact name of obligor as specified in its charter)

                                   MINNESOTA
         (State or other jurisdiction of incorporation or organization)

                                   41-0518860
                      (I.R.S. Employer Identification No.)

                             385 WASHINGTON STREET
                              ST. PAUL, MINNESOTA
                    (Address of principal executive offices)

                                     55102
                                   (Zip Code)

                      ____________________________________
                                Debt Securities
                      (Title of the indenture securities)

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ITEM 1.  GENERAL INFORMATION.

    Furnish the following information as to the trustee:

        (a) Name and address of each examining or supervising authority to which it is subject.

           Comptroller of the Currency, Washington, D.C.

           Board of Governors of The Federal Reserve System, Washington, D. C.

        (b) Whether it is authorized to exercise corporate trust powers.

           Yes.

ITEM 2.  AFFILIATIONS WITH THE OBLIGOR.

    If the obligor is an affiliate of the trustee, describe each such affiliation.

    The Trustee is not the obligor, nor is the Trustee directly or indirectly controlling, controlled by, or under common control with the obligor.

    (See Note on Page 2.)

ITEM 16.  LIST OF EXHIBITS.

    List below all exhibits filed as a part of this statement of eligibility.

*1.               --  A copy of the articles of association of the trustee as now in effect. (See
                       Exhibit T-1( Item 12), Registration No. 33-55626.)
*2.               --  Copies of the respective authorizations of The Chase Manhattan Bank (National
                       Association) and The Chase Bank of New York (National Association) to commence business and a copy of approval of merger of said corporations, all of which documents are still in effect. (See Exhibit T-1 (Item 12), Registration No.
                       2-67437.)
*3.               --  Copies of authorizations of The Chase Manhattan Bank (National Association) to
                       exercise corporate trust powers, both of which documents are still in effect.
                       (See Exhibit T-1 (Item 12), Registration No. 2-67437.)
 4.               --  A copy of the existing by-laws of the trustee.
*5.               --  A copy of each indenture referred to in Item 4, if the obligor is in default. (Not applicable.)
*6.               --  The consents of United States institutional trustees required by Section 321(b) of the Act. (See Exhibit T-1, (Item 12), Registration No. 22-19019.)
 7.               --  A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

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* The  Exhibits thus designated are  incorporated herein by reference. Following the description of such Exhibits is a reference to the copy of the Exhibit heretofore filed with the Securities and Exchange Commission, to which there have been no amendments or changes.

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                                      NOTE

    Inasmuch as this Form T-1 is filed prior to the ascertainment by the trustee of all facts on which to base a responsive answer to Item 2 the answer to said
Item is based on incomplete information.

    Item 2 may, however, be considered as correct unless amended by an amendment to this Form T-1.

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                                   SIGNATURE

    Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, The Chase Manhattan Bank (National Association), a corporation organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and the State of New York, on the 18th day of June, 1996.

                                          THE CHASE MANHATTAN BANK
                                          (NATIONAL ASSOCIATION)

                                          By          /s/ JOANNE ADAMIS

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                                                      Joanne Adamis
                                                  SECOND VICE PRESIDENT

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